EXHIBIT 1

JOINT FILING AGREEMENT
PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATE: September 3, 2014

WCP REAL ESTATE fund III, L.P.
By: Westport Capital Partners LLC,
its Investment Manager

/s/ Marc Porosoff
Name: Marc Porosoff
Title: Principal and General Counsel

WCP REAL ESTATE fund III(A), L.P.
By: Westport Capital Partners LLC,
its Investment Manager

/s/ Marc Porosoff
Name: Marc Porosoff
Title: Principal and General Counsel

WCP REAL ESTATE fund III(C), L.P.
By: Westport Capital Partners LLC,
its Investment Manager

/s/ Marc Porosoff
Name: Marc Porosoff
Title: Principal and General Counsel

WCP REAL ESTATE fund IV, L.P.
By: Westport Capital Partners LLC,
its Investment Manager

/s/ Marc Porosoff
Name: Marc Porosoff
Title: Principal and General Counsel

WCP REAL ESTATE FUND IV (ERISA), L.P.
By: Westport Capital Partners LLC,
its Investment Manager

/s/ Marc Porosoff
Name: Marc Porosoff
Title: Principal and General Counsel

PALISADES REAL ESTATE (CAYMAN), L.P.
By: Westport Capital Partners LLC,
its Investment Manager

/s/ Marc Porosoff
Name: Marc Porosoff
Title: Principal and General Counsel

WESTPORT CAPITAL PARTNERS LLC

/s/ Marc Porosoff
Name: Marc Porosoff
Title: Principal and General Counsel

/s/ Russel S. Bernard
RUSSEL S. BERNARD

/s/ Sean F. Armstrong
SEAN F. ARMSTRONG

/s/ Wm. Gregory Geiger
WM. GREGORY GEIGER

/s/ Marc Porosoff
MARC POROSOFF